UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2014

Aqua America, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-527-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Shareholders of Aqua America, Inc. (the “Company”) was held on May 7, 2014 at the Drexelbrook Banquet Facility & Corporate Events Center, 4700 Drexelbrook Drive, Drexel Hill, Pennsylvania 19026, pursuant to the Notice sent, beginning on March 27, 2014, to all shareholders of record at the close of business on March 10, 2014. At the annual meeting:

1. The following nominees were elected as directors of Aqua America, Inc. to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Nicholas DeBenedictis	97,519,584	6,675,058
Michael L. Browne	102,251,073	1,943,569
Richard H. Glanton	101,168,228	3,026,414
Lon R. Greenberg	97,227,613	6,967,029
William P. Hankowsky	102,464,622	1,730,020
Wendell F. Holland	102,799,101	1,395,541
Ellen T. Ruff	102,659,968	1,534,674
Andrew J. Sordoni, III	102,482,214	1,712,428

There were a total of 41,134,185 broker non-votes for the election of directors.

2. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2014, was ratified by the following vote of shareholders:

For	Against	Abstain
142,897,940	1,694,427	736,460

3. The advisory vote to approve the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
96,232,744	5,629,928	2,331,970	41,134,185

4. The Amended Aqua America, Inc. 2009 Omnibus Compensation Plan was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
97,668,672	4,830,738	1,695,232	41,134,185

The Aqua America, Inc. 2009 Omnibus Compensation Plan, as amended is attached as Exhibit 10.1 to the Current Report on Form 8-K.

5. The shareholder proposal requesting that the Board of Directors create a comprehensive policy articulating the Company’s respect for and commitment to the human right to water was not approved by the shareholders and received the following vote:

For	Against	Abstain	Broker Non-Votes
11,177,742	88,408,849	4,608,051	41,134,185

6. The shareholder proposal requesting that the Board of Directors create a policy in which the Board’s Chairman is an independent director who has not previously serves as an executive officer of the Company was not approved by the shareholders and received the following vote:

For	Against	Abstain	Broker Non-Votes
36,366,308	66,289,197	1,539,137	41,134,185

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Aqua America, Inc. 2009 Omnibus Equity Compensation Plan, as amended as of February 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2014	Aqua America, Inc.

	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Exhibit Description

10.1	Aqua America, Inc. 2009 Omnibus Equity Compensation Plan, as amended as of February 27, 2014